Dear Investor:

Please be reminded that the performance depicted in the chart on page 10 of this report is reflective of long-term return since the Fund's inception. As is the case with many investments, performance of the Fund can be volatile over the shorter term. This report also includes average annual total returns and cumulative total returns for the Fund over shorter time periods, which reflect more recent volatility of the Fund's performance. Set forth below are the average annual total returns for the Fund over the one-year, five-year, ten-year or since-inception periods, calculated in accordance with regulatory guidelines.

Average Annual Total Returns as of 6/30/03
Templeton Foreign Fund

                1-Year            5-Year           10-Year     Since Inception*
            -------------------------------------------------------------------
Class A         -11.64%           1.05%            6.27%             N/A
Class B         -10.60%           N/A              N/A               3.07%
Class C          -8.84%           1.30%            N/A               4.57%
Class R          -7.38%           N/A              N/A              -2.83%
Advisor Class    -5.98%           2.48%            7.17%             N/A%

*Class B: 1/1/99, Class C: 5/1/95, Class R:1/1/02.

Please see page 9 (fn 2 & 5) for detailed information about standardized performance calculations. Past performance does not guarantee future results.